Nationwide Destination 2065 Fund
Summary Prospectus March 1, 2021

Class/Ticker A (NWAQX)  R (NWARX) R6 (NWASX)  Institutional Service Class (NWATX)

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, each dated March 1, 2021 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundprospectuses, email a request to web_help@nationwide.com or call 800-848-0920, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Objective
The Nationwide Destination 2065 Fund seeks capital appreciation and income consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing with Nationwide Funds” commencing on page 73 of the Prospectus and in “Additional Information on Purchases and Sales” commencing on page 78 of the Statement of Additional Information. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class R Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class R Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.13%	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	None	None
Other Expenses	0.26%	0.26%	0.01%	0.26%
Acquired Fund Fees and Expenses	0.27%	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	0.91%	1.16%	0.41%	0.66%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.
SP-TD-2065 (3/21)
Summary Prospectus March 1, 2021

Nationwide Destination 2065 Fund

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$663	$848	$1,050	$1,630
Class R Shares	118	368	638	1,409
Class R6 Shares	42	132	230	518
Institutional Service Class Shares	67	211	368	822
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period from March 2, 2020 (commencement of operations) through October 31, 2020, the Fund’s portfolio turnover rate was 3.65% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund invests in a professionally selected mix of different asset classes that is tailored for investors planning to retire in, or close to, the year 2065. Therefore, the Fund currently emphasizes the pursuit of long-term growth of capital, and invests principally in equity securities, such as common stocks of U.S. and international companies. As of the date of this Prospectus, the Fund allocates approximately 64% of its net assets in U.S. stocks (including smaller company stocks), approximately 30% in international stocks, and approximately 6% in bonds. As the year 2065 approaches, the Fund’s allocations to different asset classes will progressively become more conservative with increasing emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth.
The Fund invests primarily in affiliated mutual funds of Nationwide Mutual Funds, but also may invest in affiliated or unaffiliated exchange-traded funds (each, an “Underlying Fund” or collectively, “Underlying Funds”), that collectively represent several asset classes. Certain Underlying Funds are “index” funds that invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track a benchmark stock or bond index. The Fund also invests in many Underlying Funds that are not index funds. Some Underlying Funds may use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across several asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, the Fund may invest directly in securities and derivatives (futures, options and swaps) in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund is designed for aggressive investors who are comfortable with assuming the risks associated with investing in a high percentage of stocks, including international stocks and smaller companies. The Fund seeks exposure to securities of foreign issuers, which may include securities of issuers in emerging market countries. The Fund also assumes that its investors will retire in or close to 2065 at the age of 65, and that such investors want to maximize their long-term returns and have a high tolerance for possible short-term losses.
Once the Fund reaches the year of its target date, Nationwide Fund Advisors (the “Adviser”) expects to recommend that the Nationwide Mutual Funds' Board of Trustees approve combining the Fund with the Nationwide Destination Retirement Fund, which offers investors the most conservative and income-oriented allocation scheme of the Nationwide Target Destination Funds. If the combination is approved and applicable regulatory requirements are met, the Fund's shareholders would then become shareholders of the Nationwide Destination Retirement Fund. Shareholders will be provided with additional information at that time, including information pertaining to any tax consequences of the combination.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
Summary Prospectus March 1, 2021

Nationwide Destination 2065 Fund

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the Adviser's evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in an exchange-traded fund (“ETF”), you will indirectly bear fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETF and the level of risk arising from the investment practices of the ETF (such as the use of leverage by the ETF). The Fund has no control over the investments and related risks taken by the ETF in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying
Funds, may not produce the desired results. This could cause the Fund to lose value or its results to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.
Equity securities risk– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed markets. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt
Summary Prospectus March 1, 2021

Nationwide Destination 2065 Fund

changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of an Underlying Fund's investments in fixed-income securities and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position. Finally, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains
Summary Prospectus March 1, 2021

Nationwide Destination 2065 Fund

the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund may lose money.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.
Retirement goal risk – the assumption that an investor will retire at the age of 65 is only an approximate guide, and is not necessarily intended to reflect the specific age at which an investor should retire or start withdrawing retirement assets. An investor may have different retirement needs than the allocation model anticipates.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of the Prospectus.
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2020
Keith P. Robinette, CFA	Senior Director of Asset Strategies	Since 2020
Andrew Urban, CFA	Senior Director of Asset Strategies	Since 2020
Purchase and Sale of Fund Shares
Minimum Initial Investment
Class A: $2,000
Class R: no minimum
Class R6: $1,000,000
Institutional Service Class: $50,000
Automatic Asset Accumulation Plan (Class A): $0*
* Provided each monthly purchase is at least $50

Minimum Additional Investment Class A: $100 Class R, Class R6, Institutional Service Class: no minimum Automatic Asset Accumulation Plan (Class A): $50
In general, you can buy or sell (redeem) shares of the Fund through your broker-dealer or financial intermediary, or by mail or phone on any business day. You can generally pay for shares by check or wire.
To Purchase and Sell (Redeem) Fund Shares
Mail: Nationwide Funds P.O. Box 701 Milwaukee, WI 53201- 0701	Overnight: Nationwide Funds 615 East Michigan Street Third Floor Milwaukee, WI 53202	Website: nationwide.com/ mutualfunds
Phone: 800-848-0920 (toll free). Representatives are available 9 a.m. – 8 p.m. Eastern time, Monday through Friday.
Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other
Summary Prospectus March 1, 2021

Nationwide Destination 2065 Fund

intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus March 1, 2021

Nationwide Destination 2065 Fund